Exhibit 10.1

LEASE REALIGNMENT AGREEMENT

This Lease Realignment Agreement (this “Agreement”) is made August 4, 2009, among Senior Housing Properties Trust (“SNH”) and its subsidiaries listed on the signature page to this Agreement (together with SNH, the “SNH Parties”) and Five Star Quality Care, Inc. (“Five Star”) and its subsidiaries listed on the signature page to this Agreement (together with Five Star, the “Five Star Parties” and together with the SNH Parties, the “Parties”).

RECITAL

Certain of the SNH Parties and certain of the Five Star Parties are, respectively, landlords and tenants under the leases listed on Schedule A (collectively, the “Leases”) of skilled nursing, intermediate care, independent living, assisted living, special care and group home facilities, rehabilitation hospital, clinic or professional level health or medical services facilities, and other healthcare properties identified in the Leases (collectively, “Leased Properties”).

To facilitate a term loan (“Term Loan”) to be made to SNH FM Financing LLC, a wholly owned subsidiary of SNH (“SNH Financing”), by Citibank, N.A. (“Citibank”), the Parties have agreed to (a) amend and restate the Leases numbered 1-4 on Schedule A (collectively, as amended and restated, the “Amended and Restated Leases”) to, inter alia, change the pools of Leased Properties demised thereunder and to further amend (the “First Amendment”) the Amended and Restated Lease under which the Leased Properties identified on Schedule B (the “Mortgaged Properties”) will be leased (the “Term Loan Lease”), (b) amend and restate the security agreements from the tenants under the Amended and Restated Leases (collectively, the “Amended and Restated Security Agreements”), (c) amend and restate certain of the subleases under the Amended and Restated Leases, (collectively, the “Amended and Restated Subleases”), (d) amend and restate the security agreements from the subtenants under the Amended and Restated Subleases (collectively, the “Amended and Restated Subtenant Security Agreements”), (e) amend and restate the Five Star guarantees and the subtenants’ guarantees of the Amended and Restated Leases (collectively, the “Amended and Restated Guarantys”), (f) terminate all pledges of equity interests of tenants and subtenants under the Leases and an assignment and security agreement with respect to reserves for furniture, fixtures and equipment thereunder (collectively, the “Termination Agreements”), (g) the sale by certain of the Five Star Parties to the SNH Party that is the landlord under the Term Loan Lease of furniture, fixtures and equipment (the “FF&E”) located at the Mortgaged Properties, (h) the pledge by certain of the Five Star Parties to Citibank of inventory and equipment used at the Mortgaged Properties and leases, rents, contracts and accounts receivable relating to or arising from operation of the Mortgaged Properties pursuant to Subordination, Assignment and Security Agreements (the “SASAs”) and certain further amendments to the Term Loan Lease as provided therein, and (i) conform certain reporting and operational obligations of those Five Star Parties which are tenants and/or operators of the Mortgaged Properties to those required by the Term Loan.

In addition, to facilitate the Term Loan, certain of the Five Star Parties have been in negotiation with Citibank with respect to agreements and instruments to be executed and delivered by them in connection therewith and with Wachovia Bank, National Association (“Wachovia”) with respect to amendments to their credit facility with Wachovia.

In connection with all of the foregoing, the Parties have agreed to certain accommodations to facilitate the Term Loan.

Now, therefore, the Parties agree:

1.                                       Execution and Delivery.  Contemporaneously with the closing of the Term Loan, the Amended and Restated Leases, the First Amendment, the Amended and Restated Security Agreements, the Amended and Restated Subleases, the Amended and Restated Subtenant Security Agreements, the Amended and Restated Guarantys, the Termination Agreements, the SASAs, bills of sale for the FF&E and all other agreements, instruments and documents required in connection therewith will be executed and delivered by the SNH Parties and the Five Star Parties which are parties thereto in the forms agreed to by such Parties.

2.                                       Common Stock.  Contemporaneously with the closing of the Term Loan, SNH will purchase and Five Star will sell 3,200,000 shares of Five Star’s common stock, par value $0.01 (the “FVE Common Stock”), and Five Star and SNH will enter into a Registration Rights Agreement in the form of Exhibit A (the “Registration Rights Agreement”); provided, however, that Five Star shall not issue the FVE Common Stock to SNH until Five Star receives notification from the NYSE Amex LLC of the NYSE Amex LLC’s approval for listing with the NYSE Amex LLC the FVE Common Stock to be issued by Five Star to SNH pursuant to this Section 2.  Five Star agrees to submit within five business days of the date of this Agreement a listing application with the NYSE Amex LLC for listing approval with the NYSE Amex LLC of the FVE Common Stock.

3.                                       Consideration.  In consideration for the purchase and sale of the FF&E, the FVE Common Stock and certain other accommodations afforded the SNH Parties by the FVE Parties as contemplated by this Agreement and the other agreements, instruments and documents executed and delivered in connection with the transactions contemplated hereby, and as reimbursement for certain internal costs of the Five Star Parties, contemporaneously with the closing of the Term Loan, SNH will pay Five Star $18,600,000 in cash and effect the rent reduction provided in Section 5 hereof.

4.                                       Expenses.  Upon receipt of invoices and in addition to the payment provided in Section 3 hereof, SNH will pay all past and future out-of-pocket costs and expenses, including attorney’s fees, incurred by the Five Star Parties in connection with or arising from the negotiation and closing of the transactions contemplated by this Agreement (but not costs and expenses of continued maintenance or compliance) and the other agreements, instruments and documents executed and delivered in connection with the transactions contemplated hereby, including all past and future costs and expenses in connection with or arising from the organization (but not the continued maintenance) of additional subsidiaries and licensing.

5.                                       Rent Reduction.  Minimum Rent (defined in the Amended and Restated Leases) for the Amended and Restated Lease which includes the Leased Properties known as the New England Rehabilitation Hospital and the Braintree Rehabilitation Hospital will, upon closing of the Term Loan, be reduced by an annual amount equal to $2,000,000 until the expiration or sooner termination of the Fixed Term (as defined in that Amended and Restated Lease).

6.                                       Uneconomic Properties.  So long as the First Amendment is effective (as such amendment may be amended or modified from time to time), if the tenant under the Term Loan Lease reasonably determines that it is no longer economically practical to operate a Mortgaged Property as it is then operated and desires to market such Mortgaged Property for sale or to replace such Mortgaged Property with another property which is not then a Mortgaged Property, then upon notice to SNH with supporting information, to the extent SNH Financing may then do so in compliance with its covenants under the Term Loan, and so long as SNH Financing would not be subject to any make-whole or similar payment, the landlord under the Term Loan Lease will reasonably cooperate with the tenant and negotiate in good faith with Citibank (or its successors) to permit such a sale or replacement of such Mortgaged Property, subject to any required prepayment of the Term Loan not being in excess of the sale proceeds if the Mortgaged Property is sold or, if the Mortgaged Property is to be replaced, to no prepayment being required, and to permit an amendment of the Term Loan Lease to reduce the Minimum Rent (defined in the Term Loan Lease) upon such sale, consistent with the terms of the Term Loan Lease as in effect immediately prior to the effectiveness of the First Amendment, or upon such replacement, to adjust the Minimum Rent, if appropriate, on terms acceptable to the landlord and tenant.  To the extent such sale or replacement could not be done by SNH Financing in compliance with its covenants under the Term Loan, SNH Financing shall negotiate in good faith with Citibank (or its successors) to obtain the consent of Citibank (or its successors) to such sale or replacement, subject to the other qualifications of the immediately preceding sentence.

7.                                       Cooperation.  Each of the Parties will use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and to cooperate with each other in connection with the foregoing, whether before or after the closing of the Term Loan.  Additionally, the Five Star Parties will timely provide the SNH Parties with information and documentation reflecting the historical cost basis of the Five Star Parties in the FF&E.

8.                                       Redemption and Compliance.  Five Star shall not and shall cause its subsidiaries not to offer to redeem or redeem any shares of Five Star common stock if as a result of such redemption the FVE Common Stock issued to SNH by Five Star pursuant to this Agreement would then represent more than 9.8% of the then issued and outstanding shares of Five Star common stock; provided for these purposes, shares issued to officers and employees which are subject to vesting or similar restrictions shall not be deemed to be issued and outstanding.  Five Star will reasonably cooperate with any SNH request involving SNH’s compliance with section 856(d)(2)(B) of the Internal Revenue Code of 1986, as amended (including the applicable attribution rules of section 856(d)(5)).

9.                                       Transfer Restrictions.  Subject to ownership limitations in Five Star’s governing instruments, as they may be in effect from time to time, for so long as Five Star may have net operating loss carryforwards or similar tax benefits which may be applied to Five Star’s future taxable income and the application of such loss carryforwards or benefits may be limited as a result of ownership changes in Five Star’s stock pursuant to applicable tax law, regulations or rules, SNH shall not sell, dispose or otherwise transfer, or offer to do the same, without Five Star’s prior written consent (not to be unreasonably withheld, conditioned or delayed), any shares of the FVE Common Stock.

10.                                 Indemnity.  Should any of the Parties default in its obligations under the Term Loan or any agreement, document or instrument executed in connection therewith, such defaulting Parties will pay or reimburse any other Party for any cost, expense, loss or damage suffered or incurred by such other Party as a result of such default.

11.                                 Representations and Warranties of Five Star Parties.  The Five Star Parties represent and warrant to the SNH Parties that:

(a)                                  Organization.  Each of the Five Star Parties is duly organized, validly existing and in good standing under the laws of its jurisdiction or organization and has full corporate, trust, limited liability company or limited partnership power and authority to conduct its business as it is now being conducted and to own, operate or lease its properties and assets.

(b)                                 Authorization.  Each of the Five Star Parties has all requisite corporate, trust, limited liability company or limited partnership power and authority to execute and deliver this Agreement and the other agreements, documents or instruments which it is required to execute and deliver in connection with this Agreement and the transactions contemplated hereby and to perform its respective obligations hereunder and thereunder.  The execution and delivery by each of the Five Star Parties of this Agreement and the other agreements, documents or instruments which they are required to execute and deliver in connection with this Agreement and the transactions contemplated hereby and the consummation by each of the transactions contemplated hereby have been duly authorized by all necessary corporate, trust, limited liability company or limited partnership action.  This Agreement and the other agreements, documents or instruments required to be executed and delivered by each of the Five Star Parties in connection this Agreement and the transactions contemplated hereby has been duly and validly executed and delivered by each of the Five Star Parties party thereto and, assuming due authorization, execution and delivery by each of the other Parties, constitutes the legal, valid and binding obligation of such Five Star Parties, enforceable against each of the Five Star Parties in accordance with its terms, except as such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors’ rights generally, (ii) general principles of equity (whether applied in a proceeding at law or in equity) and (iii) any implied covenant of good faith and fair dealing.

(c)                                  No Violation.  The execution and delivery by each of the Five Star Parties of this Agreement and the agreements, documents or instruments required to be executed and delivered by them in connection with the transactions contemplated hereby does not, and the consummation by each of them of the transactions contemplated hereby will not, (i) conflict with, or result in any violation of or default under, any provision of the governing instruments of the Five Star Parties; (ii) conflict with or result in any violation of or default under, any law or judgment applicable to any such entity, or to which any of their respective properties are subject; or (iii) conflict with, or, with or without notice or the lapse of time, result in a breach, termination (or right of termination) or violation of or default under the terms of any agreement, contract, indenture or other instrument to which any such entity is a party or subject, or to which any of its respective properties are subject.

(d)                                 Approvals.  The execution and delivery by each of the Five Star Parties of this Agreement and the agreements, documents or instruments required to executed and delivered by them in connection with this Agreement and the other transactions contemplated hereby and the consummation by it of the transactions contemplated hereby do not require the consent, approval, order, or authorization of any person under any agreement, contract, indenture or other instrument or laws to which any Five Star Party is a party or subject or to which any of its respective properties are subject, and no declaration, filing or registration with any governmental entity is required by any such entity in connection with the execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, except for consents which have been obtained and filings required under securities laws.

(e)                                  FF&E.  The Five Star Parties have, or will have at the closing of the Term Loan, title to all of the FF&E, free and clear of any liens or encumbrances, subject to SNH’s right and obligation to acquire the FF&E pursuant to this Agreement.

(f)                                    Common Shares.  The FVE Common Stock to be issued to SNH, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and not subject to any preemptive rights and issued in compliance with all applicable laws.  As of the date of this Agreement and after giving effect to the issuance of the FVE Common Stock, the FVE Common Stock to be issued to SNH by Five Star will represent approximately 9.03% of the issued and outstanding shares of common stock of Five Star.

12.                                 Representations and Warranties of SNH.  The SNH Parties represent and warrant to the Five Star Parties:

(a)                                  Organization.  Each of the SNH Parties is duly organized, validly existing and in good standing under the laws of its jurisdiction or organization and has full corporate, real estate investment trust, limited liability company or limited partnership power and authority to conduct its business as it is now being conducted and to own, operate or lease its properties and assets.

(b)                                 Authorization.  Each of the SNH Parties has all requisite corporate, trust, limited liability company or limited partnership power and authority to execute and deliver this Agreement and the other agreements, documents or instruments which it is required to execute and deliver in connection with this Agreement and the transactions contemplated hereby and to perform its respective obligations hereunder and thereunder.  The execution and delivery by each of the SNH Parties of this Agreement and the other agreements, documents or instruments which they are required to execute and deliver in connection with this Agreement and the transactions contemplated hereby and the consummation by each of the transactions contemplated hereby have been duly authorized by all necessary corporate, trust, limited liability company or limited partnership action.  This Agreement and the other agreements, documents or instruments required to be executed and delivered by each of the SNH Parties in connection this

Agreement and the transactions contemplated hereby has been duly and validly executed and delivered by each of the SNH Parties party thereto and, assuming due authorization, execution and delivery by each of the other Parties, constitutes the legal, valid and binding obligation of such SNH Parties, enforceable against each of the SNH Parties in accordance with its terms, except as such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors’ rights generally, (ii) general principles of equity (whether applied in a proceeding at law or in equity) and (iii) any implied covenant of good faith and fair dealing.

(c)                                  No Violation.  The execution and delivery by each of the SNH Parties of this Agreement and the agreements, documents or instruments required to be executed and delivered by them in connection with the transactions contemplated hereby does not, and the consummation by each of them of the transactions contemplated hereby will not, (i) conflict with, or result in any violation of or default under, any provision of the governing instruments of any of the SNH Parties; (ii) conflict with or result in any violation of or default under, any law or judgment applicable to any such entity, or to which any of their respective properties are subject; or (iii) conflict with, or, with or without notice or the lapse of time, result in a breach, termination (or right of termination) or violation of or default under the terms of any agreement, contract, indenture or other instrument to which any such entity is a party or subject, or to which any of its respective properties are subject.

(d)                                 Approvals.  The execution and delivery by each of the SNH Parties of this Agreement and the agreements, documents or instruments required to executed and delivered by them in connection with this Agreement and the other transactions contemplated hereby and the consummation by it of the transactions contemplated hereby do not require the consent, approval, order, or authorization of any person under any agreement, contract, indenture or other instrument or laws to which any SNH Party is a party or subject or to which any of its respective properties are subject, and no declaration, filing or registration with any governmental entity is required by any such entity in connection with the execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, except for consents which have been obtained and filings required under securities laws.

(e)                                  Private Placement.

(i)                                     SNH is (A) an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); (B) aware that the sale of the FVE Common Stock to it is being made in reliance on a private placement exemption from registration under the Securities Act and (C) acquiring the FVE Common Stock for its own account.

(ii)                                  SNH understands and agrees that the FVE Common Stock is being offered in a transaction not involving any public offering within the meaning of the Securities Act, that the FVE Common Stock has not been registered under the Securities Act and that the FVE Common Stock may be offered, resold, pledged or otherwise transferred only (A) in a transaction not involving a public offering, (B) pursuant to an exemption from registration under the Securities Act, or (C) to Five Star or one of its subsidiaries, in each of cases (A) through (C) in accordance with any applicable securities laws of any State of the United States, and that it will notify any subsequent purchaser of the FVE Common Stock from it of the resale restrictions referred to above, as applicable.

(iii)                               SNH understands that, unless sold pursuant to a registration statement that has been declared effective under the Securities Act or in compliance with Rule 144 promulgated thereunder, Five Star may require that the FVE Common Stock will bear a legend or other restriction substantially to the effect provided in Section 14(a) hereof.

(iv)                              SNH:

(A)                              is able to fend for itself in the transactions contemplated hereby;

(B)                                has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the FVE Common Stock; and

(C)                                has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

(v)                                 SNH acknowledges that (A) it has conducted its own investigation of Five Star and the terms of the FVE Common Stock, (B) it has had access to Five Star’s public filings with the Securities and Exchange Commission and to such financial and other information as it deems necessary to make its decision to purchase the FVE Common Stock, and (C) has been offered the opportunity to conduct such review and analysis of the business, assets, condition, operations and prospects of Five Star and its subsidiaries and to ask questions of Five Star and received answers thereto, each as it deemed necessary in connection with the decision to purchase the FVE Common Stock.  SNH further acknowledges that it has had such opportunity to consult with its own counsel, financial and tax advisors and other professional advisers as it believes is sufficient for purposes of the purchase of the FVE Common Stock.

(vi)                              SNH understands that Five Star will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements.

13.                                 Issuance of Common Shares.  It is agreed that the issuance of the FVE Common Stock will not constitute a prohibited Change of Control (defined in the Term Loan Lease).

14.                                 Legends.  SNH understands and agrees that any certificate or account statement representing the FVE Common Stock shall bear legends or other restrictions substantially to the following effect (it being agreed that if the FVE Common Stock is not certificated, other appropriate restrictions shall be implemented to give effect to the following):

(a)                                  “THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) IN A TRANSACTION NOT INVOLVING A PUBLIC OFFERING, (B) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 PROMULGATED UNDER THE SECURITIES ACT (IF AVAILABLE), OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (A) THROUGH (C) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.”;

(b)                                 “THIS SECURITY IS SUBJECT TO AND MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF THE LEASE REALIGNMENT AGREEMENT, DATED AS OF AUGUST [_], 2009, AMONG SENIOR HOUSING PROPERTIES TRUST, FIVE STAR QUALITY CARE, INC. AND CERTAIN OF THEIR RESPECTIVE SUBSIDIARIES, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF FIVE STAR QUALITY CARE, INC.”;

(c)                                  any legend generally appearing on certificates or account statements for the Company’s shares; and

(d)                                 any legend required by applicable state securities laws.

15.                                 No Amendment of Financing Documents.  None of the SNH Parties shall enter, effect or cause any amendment or modification to the Term Loan or any other agreement, document or instrument with respect thereto if such amendment or modification would be materially adverse to Five Star without the prior written consent of FVE (not to be unreasonably withheld, conditioned or delayed) and any other applicable FVE Party.

16.                                 Arbitration.

(a)                                  Any disputes, claims or controversies between any SNH Party on the one hand and any Five Star Party on the other hand (i) arising out of or relating to this Agreement or the transactions contemplated hereby, or (ii) brought by or on behalf of any shareholder of either SNH or Five Star (which, for purposes of this Section 16, shall mean any shareholder of record or any beneficial owner of shares of either SNH or Five Star, or any former shareholder of record or beneficial owner of shares of either SNH or Five Star), either on its own behalf, on behalf of either SNH or Five Star or on behalf of any series or class of shares of either SNH or Five Star or shareholders of either SNH or Five Star against either SNH or Five Star or any trustee, director, officer, manager

(including Reit Management & Research LLC or its successor), agent or employee of either SNH or Five Star, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Agreement, the declaration of trust or the bylaws of SNH or the charter or bylaws of Five Star (all of which are referred to as “Disputes”) or relating in any way to such a Dispute or Disputes, shall on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as modified herein.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, directors, managers or officers of either SNH or Five Star and class actions by a shareholder of either SNH or Five Star against those individuals or entities and either SNH and Five Star.

(b)                                 There shall be three arbitrators.  If there are (i) only two parties to the Dispute, each party shall select one arbitrator within 15 days after receipt by respondent of a copy of the demand for arbitration and (ii) more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator.  The two party-nominated arbitrators shall jointly nominate the third and presiding arbitrator within 15 days of the nomination of the second arbitrator.  If any arbitrator has not been nominated within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.  For the avoidance of doubt, the arbitrators appointed by the parties to such Dispute may be affiliates or interested persons of such parties but the third arbitrator elected by the party arbitrators or by the AAA shall be unaffiliated with either party.

(c)                                  The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)                                 There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

(e)                                  In rendering an award or decision (the “Award”), the arbitrators shall be required to follow the laws of The Commonwealth of Massachusetts.  Any arbitration proceedings or Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

(f)                                    Except to the extent expressly provided by this Agreement or as otherwise agreed between the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action by a shareholder of either SNH or Five Star, award any portion of SNH’s or Five Star’s award to the claimant or the claimant’s attorneys.  Each party (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

(g)                                 The Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(h)                                 Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  The party against which the Award assesses a monetary obligation shall pay that obligation on or before the 30th day following the date of the Award or such other date as the Award may provide.

17.                                 Miscellaneous.

(a)                                  No Waiver.  No failure by any Party to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of any such term.  To the maximum extent permitted by law, no waiver of any breach shall affect or alter this Agreement, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

(b)                                 Severability.  Any clause, sentence, paragraph, section or provision of this Agreement held by a court of competent jurisdiction to be invalid, illegal or ineffective shall not impair, invalidate or nullify the remainder of this Agreement, but rather the effect thereof shall be confined to the clause, sentence, paragraph, section or provision so held to be invalid, illegal or ineffective, and this Agreement shall be construed as if such invalid, illegal or ineffective provisions had never been contained therein.

(c)                                  Notices.

(i)                                     Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopy with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

(ii)                                  All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopy, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a business day or is required to be delivered on or before a specific day which is not a business day, the day of receipt or required delivery shall automatically be extended to the next business day.

(iii)                               All such notices shall be addressed,

if to any SNH Party:

Senior Housing Properties Trust
400 Centre Street
Newton, Massachusetts  02458
Attn:  David J. Hegarty, President
Facsimile:  (617) 796-8349

with a copy to (which shall not constitute notice):

Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts  02109
Attn:  Richard Teller
Facsimile: (617) 338-2880

if to any Five Star Party:

Five Star Quality Care, Inc.
400 Centre Street
Newton, Massachusetts  02458
Attn:  Bruce J. Mackey, Jr., President
Facsimile:  (617) 658-1751

with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP
One Beacon Street
Boston, Massachusetts  02108
Attn.:  Louis A. Goodman
Facsimile:  (617) 573-4822

(iv)                              By notice given as herein provided, the Parties and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and facsimile numbers effective upon receipt by the other Parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

(d)                                 Waiver; Successors and Assigns.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the Party to be charged.  All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

(e)                                  Counterparts; Headings.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the Parties shall have been signed.  Headings in this Agreement are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

(f)                                    Applicable Law, Etc.  Except as to matters regarding the internal affairs of a Party and issues of or limitations on any personal liability of the shareholders, members and limited partners and trustees, directors, managers and general partners of a Party, as to which the laws of a Party’s jurisdiction of formation or organization shall govern, this Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts without giving effect to the principles of conflicts of laws thereof that would require the application of any law of another jurisdiction.

(g)                                 Attorneys’ Fees.  If any lawsuit or arbitration or other legal proceeding arises in connection with the interpretation or enforcement of this Agreement solely among the Parties, the prevailing Party therein shall be entitled to receive from the other Party the prevailing Party’s costs and expenses, including reasonable attorneys’ fees incurred in connection therewith, in preparation therefor and on appeal therefrom, which amounts shall be included in any judgment therein.

(h)                                 Non-liability of Trustees and Directors.

(i)                                     THE DECLARATIONS OF TRUST ESTABLISHING CERTAIN OF THE PARTIES, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO OR RESTATEMENTS THEREOF (THE “DECLARATIONS”), ARE DULY FILED IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND PROVIDE THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SUCH PARTIES SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SUCH PARTIES.  ALL PERSONS DEALING WITH SUCH PARTIES, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SUCH PARTIES FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

(ii)                                  A COPY OF THE ARTICLES OF INCORPORATION, AS IN EFFECT ON THE DATE HEREOF, OF FIVE STAR, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, IS DULY FILED IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.  NO DIRECTOR, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF FIVE STAR SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, FIVE STAR.  ALL PERSONS DEALING WITH FIVE STAR, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF FIVE STAR FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

Signatures appear on the pages to follow

Executed under seal as of the date first above written.

SENIOR HOUSING PROPERTIES TRUST

SNH FM FINANCING TRUST

ELLICOTT CITY LAND I, LLC

SNH SOMERFORD PROPERTIES TRUST

SPTMNR PROPERTIES TRUST

SNH/LTA PROPERTIES TRUST

SPTIHS PROPERTIES TRUST

SNH CHS PROPERTIES TRUST

SNH/LTA PROPERTIES GA LLC

SPTMNR PROPERTIES TRUST

SNH/LTA PROPERTIES GA LLC

SNH/LTA PROPERTIES TRUST

O.F.C. CORPORATION

SNH CHS PROPERTIES TRUST

CCC OF KENTUCKY TRUST

LEISURE PARK VENTURE LIMITED PARTNERSHIP
By:	CC Leisure Park Corporation,
its General Partner

CCDE SENIOR LIVING LLC

CCOP SENIOR LIVING LLC

CCC PUEBLO NORTE TRUST

CCC RETIREMENT COMMUNITIES II, L.P.
By:	Crestline Ventures LLC,
its General Partner

CCC INVESTMENTS I, L.L.C.

CCC FINANCING I TRUST

CCC FINANCING LIMITED, L.P.
By:	CCC Retirement Trust,
its General Partner

SNH SOMERFORD PROPERTIES TRUST

HRES 1 PROPERTIES TRUST

SNH NS PROPERTIES TRUST

SNH/LTA PROPERTIES TRUST

SNH/LTA PROPERTIES GA LLC

CCOP SENIOR LIVING LLC

By:	/s/ David J. Hegarty
Name:	David J. Hegarty
Title:	President

FIVE STAR QUALITY CARE, INC.

FVE FM FINANCING, INC.

FIVE STAR QUALITY CARE TRUST

FS TENANT HOLDING COMPANY TRUST

FS COMMONWEALTH LLC

FS PATRIOT LLC

FIVE STAR QUALITY CARE — NS TENANT,
LLC

ANNAPOLIS HERITAGE PARTNERS, LLC

COLUMBIA HERITAGE PARTNERS, LLC

ENCINITAS HERITAGE PARTNERS, LLC

FIVE STAR QUALITY CARE-AZ, LLC

FIVE STAR QUALITY CARE-CA, LLC

FIVE STAR QUALITY CARE-COLORADO, LLC

FIVE STAR QUALITY CARE-FL, LLC

FIVE STAR QUALITY CARE-GA, LLC

FIVE STAR QUALITY CARE-GHV, LLC

FIVE STAR QUALITY CARE-IA, INC.

FIVE STAR QUALITY CARE-IA, LLC

FIVE STAR QUALITY CARE-MN, LLC

FIVE STAR QUALITY CARE-MO, LLC

FIVE STAR QUALITY CARE-MS, LLC

FIVE STAR QUALITY CARE-NE, INC.

FIVE STAR QUALITY CARE-NE, LLC

FIVE STAR QUALITY CARE-VA, LLC

FIVE STAR QUALITY CARE-WI, LLC

FIVE STAR QUALITY CARE-WY, LLC

FREDERICK HERITAGE PARTNERS, LLC

FRESNO HERITAGE PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP
By: Hamilton Place, LLC, its General Partner

HAGERSTOWN HERITAGE PARTNERS, LLC

MORNINGSIDE OF BELMONT, LLC

MORNINGSIDE OF COLUMBUS, L.P.
By: LifeTrust America, Inc., its General Partner

MORNINGSIDE OF DALTON, LIMITED PARTNERSHIP
By: LifeTrust America, Inc., its General Partner

MORNINGSIDE OF EVANS, LIMITED PARTNERSHIP
By: LifeTrust America, Inc., its General Partner

MORNINGSIDE OF GALLATIN, LLC

MORNINGSIDE OF KENTUCKY, LIMITED PARTNERSHIP
By: LifeTrust America, Inc., its General Partner

NEWARK HERITAGE PARTNERS I, LLC

NEWARK HERITAGE PARTNERS II, LLC

REDLANDS HERITAGE PARTNERS, LLC

ROSEVILLE HERITAGE PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP
By: Hamilton Place, LLC, its General Partner

FIVE STAR QUALITY CARE-CA II, LLC

FIVE STAR QUALITY CARE-IN, LLC

FIVE STAR QUALITY CARE-KS, LLC

FIVE STAR QUALITY CARE-MD, LLC

FIVE STAR QUALITY CARE-TX, LLC

FIVE STAR QUALITY CARE-WI, LLC

FS LAFAYETTE TENANT TRUST

FS LEISURE PARK TENANT TRUST

FS LEXINGTON TENANT TRUST

FS TENANT POOL I TRUST

FS TENANT POOL II TRUST

FS TENANT POOL III TRUST

FS TENANT POOL IV TRUST

FSQC-AL, LLC

MORNINGSIDE OF ANDERSON, L.P.
By: LifeTrust America, Inc., its General Partner

MORNINGSIDE OF ATHENS, LIMITED PARTNERSHIP
By: LifeTrust America, Inc., its General Partner

FIVE STAR QUALITY CARE-IL, LLC

FIVE STAR QUALITY CARE-KS, LLC

FIVE STAR QUALITY CARE-NJ, LLC

FIVE STAR QUALITY CARE-VA, LLC

MORNINGSIDE OF GREENWOOD, L.P.
By: LifeTrust America, Inc.

MORNINGSIDE OF SKIPWITH-RICHMOND,
LLC

STOCKTON HERITAGE PARTNERS, LLC

FIVE STAR QUALITY CARE-MD, LLC

FIVE STAR QUALITY CARE-NC, LLC

FIVE STAR QUALITY CARE-SAVANNAH, LLC

MORNINGSIDE OF BELLGRADE, RICHMOND,
LLC

MORNINGSIDE OF CHARLOTTESVILLE, LLC

MORNINGSIDE OF NEWPORT NEWS, LLC

THE HEARTLANDS RETIREMENT COMMUNITY-ELLICOTT CITY I, INC.

By:	/s/ Bruce J. Mackey Jr.
Name:	Bruce J. Mackey Jr.
Title:	President

SCHEDULE A
Leases

1.                                       Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 30, 2008, by and among Ellicott City Land I, LLC, Ellicott City Land II, LLC, SNH CHS Properties Trust, SPTIHS Properties Trust, SPTMNR Properties Trust, SNH/LTA Properties Trust, SNH/LTA Properties GA LLC, and Savannah Square, Inc. (as Landlord) and Five Star Quality Care Trust (as Tenant);

2.                                       Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 30, 2008, by and among CCC Financing I Trust, CCC of Kentucky Trust, CCC Ohio Healthcare Trust, CCC Pueblo Norte Trust, CCC Investments I, L.L.C., CCCP Senior Living LLC, CCDE Senior Living LLC, CCFL Senior Living LLC, CCOP Senior Living  LLC, CCSL Senior Living LLC, LTJ Senior Communities LLC, CCC Financing Limited, L.P., CCC Retirement Trust, CCC Retirement Communities II, L.P., HRES1 Properties Trust, Leisure Park Venture Limited Partnership and Panther Holdings Level I, L.P., (as Landlord) and FS Commonwealth LLC, FS Patriot LLC, FS Tenant Holding Company Trust, and FS Tenant Pool III Trust (as Tenant);

3.                                       Amended and Restated Master Lease Agreement (Lease No. 3), dated as of June 30, 2008, by and among SNH Somerford Properties Trust, SPTIHS Properties Trust, and SPTMNR Properties Trust (as Landlord) and Five Star Quality Care Trust (as Tenant), as amended;

4.                                       Amended and Restated Master Lease Agreement (Lease No. 4), dated as of August 1, 2008, by and between SNH NS Properties Trust (as Landlord) and Five Star Quality Care - NS Tenant, LLC (as Tenant);

5.                                       Lease Agreement, dated as of November 19, 2004, by and among MSD — Macon, LLC, MSD — Beaufort, LLC, MSD — Camden, LLC, MSD — Hartsville, LLC, MSD — Lexington, LLC, MSD — Orangeburg, LLC, MSD — Seneca, LLC, MSD — Cullman, LLC, MSD — Madison, LLC, MSD — Sheffield, LLC, MSD — Bowling Green, LLC, MSD — Paducah, LLC, MSD — Conyers, LLC, MSD — Gainesville, LLC, MSD — Cleveland, LLC and MSD — Cookeville, LLC (as Landlord) and Morningside of Macon, LLC, Morningside of Beaufort, LLC, Morningside of Camden, LLC, Morningside of Hartsville, LLC, Morningside of Lexington, LLC, Morningside of Orangeburg, LLC, Morningside of Seneca, L.P., Morningside of Cullman, LLC, Morningside of Madison, LLC, Morningside of Sheffield, LLC, Morningside of Bowling Green, LLC, Morningside of Paducah, LLC, Morningside of Conyers, LLC, Morningside of  Gainesville, LLC, Morningside of  Cleveland, LLC and Morningside of Cookeville, LLC;

6.                                       Lease Agreement, dated as of November 19, 2004, by and among MSD - Jackson, LLC, MSD - Knoxville, LLC, MSD - Franklin, LLC, and MSD - Hopkinsville, LLC (as Landlord) and Morningside of Jackson, LLC, Morningside of Knoxville, LLC, Morningside of Franklin, LLC and Morningside of Hopkinsville, Limited Partnership (as Tenant); and

7.                                       Master Lease Agreement, dated as of September 1, 2008, by and among SNH RMI Fox Ridge Manor Properties LLC, SNH RMI Jefferson Manor Properties LLC, SNH RMI McKay Manor Properties LLC, SNH RMI Northwood Manor Properties LLC, SNH RMI Oak Woods Manor Properties LLC, SNH RMI Park Square Manor Properties LLC, SNH RMI Smith Farms Manor Properties LLC, and SNH RMI Sycamore Manor Properties LLC, (as Landlord) and Five Star Quality Care-RMI, LLC (as Tenant).

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SCHEDULE B
Mortgaged Properties

Forum at Desert Harbor
13840 North Desert Harbor Drive
Peoria, AZ 85381

Forum at Tucson
2500 North Rosemont Blvd.
Tucson, AZ 85712

The Remington Club I
16925 Hierba Drive
San Diego, CA 92128

The Remington Club II
16916 Hierba Drive
San Diego, CA 92128

Rio Las Palmas
877 East March Lane
Stockton, CA 95207

Foulk Manor North
1212 Foulk Road
Wilmington, DE 19803

Park Summit at Coral Springs
8500 Royal Palm Blvd.
Coral Springs, FL 33065

Coral Oaks
900 West Lake Road
Palm Harbor, FL 34684

Savannah Square
One Savannah Square Drive
Savannah, GA 31406

Forum at the Crossing
8505 Woodfield Crossing Blvd.
Indianapolis, IN 46240

Forum at Overland Park
3501 West 95th Street
Overland Park, KS 66206

Forum at Brookside
200 Brookside Drive
Louisville, KY 40243

Gables at Winchester
299 Cambridge Street
Winchester, MA 01890

HeartFields at Easton
700 Port Street
Easton, MD 21601

Heartlands at Ellicott City
3004 North Ridge Road
Ellicott City, MD 21043

Heartlands at Severna Park
715 Benfield Road
Severna Park, MD 21146

Aspenwood
14400 Homecrest Road
Silver Springs, MD 20906

HeartFields at Cary
1050 Crescent Green Drive
Cary, NC 27511

Montebello
10500 Academy Road
Albuquerque, NM 87111

Forum at Knightsbridge
4590 and 4625 Knightsbridge Blvd.
Columbus, OH 43214

Forum at Memorial Woods
777 North Post Oak Road
Houston, TX 77024

Forum at Lincoln Heights
311 West Nottingham Road
San Antonio, TX 78209

Forum at Woodlands
5055 W Panther Creek Drive
Woodlands, TX 77381

Morningside of Charlottesville
491 Crestwood Drive
Charlottesville, VA 22903

HeartFields at Fredericksburg
20 HeartFields Lane
Fredericksburg, VA 22405

Morningside of Bellgrade
2800 Polo Parkway
Midlothian, VA 23113

Morningside of Newport News
655 Denbigh Boulevard
Newport News, VA 23608

Meadowmere - Northshore Assisted Living
10803 North Port Washington Road
Mequon, WI 53092

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